PROSHARES TRUST

ProShares S&P 500® Bond ETF (SPXB)

(the "Fund")

Supplement dated April 1, 2024

to the Fund's Summary Prospectus, Statutory Prospectus and

Statement of Additional Information dated October 1, 2023, as supplemented

On April 1, 2024, the Board of Trustees of ProShares Trust approved a Plan of Liquidation and Termination for the Fund, effective on or about May 6, 2024 (the "Liquidation Date").

Effective after the close of business on April 22, 2024, the Fund will no longer accept creation orders from authorized participants. It is expected that April 22, 2024, will also be the Fund's last full day of trading on the NYSE Arca, Inc ("NYSE Arca"). Shareholders may sell their shares of the Fund (subject to any applicable brokerage or transaction costs) until market close on April 22, 2024. During the time between market close on April 22, 2024, and the Liquidation Date, shareholders will be unable to sell their shares on NYSE Arca because trading in the Fund will be suspended after the close of business on April 22, 2024, and the shares will be subsequently delisted.

After April 22, 2024, the Fund will begin the process of liquidating its portfolio and will not be managed in accordance with its investment objective or engage in normal business activities, except for the purposes of winding up its business and affairs, preserving the value of its assets, discharging or making reasonable provision for its liabilities, and distributing its remaining assets pro rata to its shareholders (the "Liquidating Distribution").

Any shareholders remaining in the Fund on the Liquidation Date will automatically have their shares redeemed at the net asset value of such shares after the Fund has paid or provided for all of its charges, taxes, expenses and liabilities, including any costs of liquidating the Fund. The Liquidating Distribution is expected to be sent to shareholders on or about the Liquidation Date.

The Fund may distribute to its shareholders capital gains and net investment income on or before the Liquidation Date. These cash distributions are taxable events. Shareholders should consult their tax advisor about any potential tax consequences.

For more information, please contact the Fund at 1-866-776-5125.

Please retain this supplement for future reference.